INCENTIVE PLANS	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
INCENTIVE PLANS
INCENTIVE PLANS

Discretionary Annual Incentive Awards
Citigroup grants immediate cash bonus payments, deferred cash awards, stock payments and restricted and deferred stock awards as part of its discretionary annual incentive award program involving a large segment of Citigroup’s employees worldwide. Most of the shares of common stock issued by Citigroup as part of its equity compensation programs are to settle the vesting of the stock components of these awards.
Discretionary annual incentive awards are generally awarded in the first quarter of the year based upon the previous year’s performance. Awards valued at less than U.S. $100,000 (or the local currency equivalent) are generally paid entirely in the form of an immediate cash bonus. Pursuant to Citigroup policy and/or regulatory requirements, certain employees and officers are subject to mandatory deferrals of incentive pay and generally receive 25% to 60% of their awards in a combination of restricted or deferred stock and deferred cash. Discretionary annual incentive awards to many employees in the EU are subject to deferral requirements regardless of the total award value, with 50% of the immediate incentive delivered in the form of a stock payment or stock unit award subject to a restriction on sale or transfer or hold back (generally, for six months).
Deferred annual incentive awards are generally delivered as two awards—a restricted or deferred stock award under Citi’s Capital Accumulation Program (CAP) and a deferred cash award. The applicable mix of CAP and deferred cash awards may vary based on the employee’s minimum deferral requirement and the country of employment. In some cases, the entire deferral will be in the form of either a CAP or deferred cash award.
Subject to certain exceptions (principally, for retirement-eligible employees), continuous employment within Citigroup is required to vest in CAP and deferred cash awards. Post-employment vesting by retirement-eligible employees and participants who meet other conditions is generally conditioned upon their refraining from competition with Citigroup during the remaining vesting period, unless the employment relationship has been terminated by Citigroup under certain conditions.
Generally, the CAP and deferred cash awards vest in equal annual installments over three- or four-year periods. Vested CAP awards are delivered in shares of common stock. Deferred cash awards are payable in cash and earn a fixed notional rate of interest that is paid only if and when the underlying principal award amount vests. Generally, in the EU, vested CAP shares are subject to a restriction on sale or transfer after vesting, and vested deferred cash awards are subject to hold back (generally, for six months in each case).
Unvested CAP and deferred cash awards made in January 2011 or later are subject to one or more clawback provisions that apply in certain circumstances, including in the case of employee risk-limit violations or other misconduct, or where the awards were based on earnings that were misstated. CAP awards made to certain employees in February 2013 and later, and deferred cash awards made to certain employees in January 2012, are subject to a formulaic performance-based vesting condition pursuant to which amounts otherwise scheduled to vest will be reduced based on the amount of any pretax loss in the participant’s business in the calendar year preceding the scheduled vesting date. For CAP awards made in February 2013 and later, a minimum reduction of 20% applies for the first dollar of loss.
In addition, deferred cash awards made to certain employees in February 2013 and later are subject to a discretionary performance-based vesting condition under which an amount otherwise scheduled to vest may be reduced in the event of a “material adverse outcome” for which a participant has “significant responsibility.” Deferred cash awards made to these employees in February 2014 and later are subject to an additional clawback provision pursuant to which unvested awards may be canceled if the employee engaged in misconduct or exercised materially imprudent judgment, or failed to supervise or escalate the behavior of other employees who did.
Certain CAP and other stock-based awards, including those to participants in the EU that are subject to certain discretionary clawback provisions, are subject to variable accounting, pursuant to which the associated value of the award fluctuates with changes in Citigroup’s common stock price until the date that the award is settled, either in cash or shares. For these awards, the total amount that will be recognized as expense cannot be determined in full until the settlement date.

Compensation Allowances
In 2013 and 2014, certain employees of Citigroup’s U.K. regulated entities were granted fixed allowances, in addition to salary and annual incentive awards. Generally, these cash allowances are payable in equal installments during the service year and the following year or two years. The payments cease if the employee does not continue to meet applicable service or other requirements. The allowance payments are not subject to performance conditions or clawback. Discretionary incentives awarded for performance years 2013 and 2014 to employees receiving allowances were at reduced levels and subject to greater deferral requirements, of up to 100% in some cases.

Sign-on and Long-Term Retention Awards
Stock awards, deferred cash awards and grants of stock options may be made at various times during the year as sign-on awards to induce new hires to join Citi or to high-potential employees as long-term retention awards.
Vesting periods and other terms and conditions pertaining to these awards tend to vary by grant. Generally, recipients must remain employed through the vesting dates to vest in the awards, except in cases of death, disability or involuntary termination other than for “gross misconduct.” These awards do not usually provide for post-employment vesting by retirement-eligible participants. Any stock option grants are for Citigroup common stock with exercise prices that are no less than the fair market value at the time of grant.

Outstanding (Unvested) Stock Awards
A summary of the status of unvested stock awards granted as discretionary annual incentive or sign-on and long-term retention awards for the 12 months ended December 31, 2014, is presented below:

Unvested stock awards	Shares	Weighted- average grant date fair value per share
Unvested at January 1, 2014	61,136,782	$39.71
New awards	17,729,497	49.65
Canceled awards	(2,194,893)	41.31
Vested awards (1)	(26,666,993)	40.94
Unvested at December 31, 2014	50,004,393	$42.52

(1)	The weighted-average fair value of the shares vesting during 2014 was approximately $52.02 per share.
Total unrecognized compensation cost related to unvested stock awards, excluding the impact of forfeiture estimates, was $659 million at December 31, 2014. The cost is expected to be recognized over a weighted-average period of 0.7 years. However, the value of the portion of these awards that is subject to variable accounting will fluctuate with changes in Citigroup’s common stock price.

Performance Share Units
Certain executive officers were awarded a target number of performance share units (PSUs) on February 19, 2013, for performance in 2012, and to a broader group of executives on February 18, 2014, and February 18, 2015, for performance in 2013 and 2014, respectively. PSUs will be earned only to the extent that Citigroup attains specified performance goals relating to Citigroup’s return on assets and relative total shareholder return against peers over the three-year period beginning with the year of award. The actual dollar amounts ultimately earned could vary from zero, if performance goals are not met, to as much as 150% of target, if performance goals are meaningfully exceeded. The value of each PSU is equal to the value of one share of Citi common stock. The value of the award will fluctuate with changes in Citigroup’s stock price and the attainment of the specified performance goals for each award, until it is settled solely in cash after the end of the performance period.

Stock Option Programs
Stock options have not been granted to Citi’s employees as part of the annual incentive award programs since 2009.
On February 14, 2011, Citigroup granted options exercisable for approximately 2.9 million shares of Citigroup common stock to certain of its executive officers. The options have six-year terms and vested in three equal annual installments. The exercise price of the options is $49.10, equal to the closing price of a share of Citigroup common stock on the grant date. Upon exercise of the options before the fifth anniversary of the grant date, the shares received on exercise (net of the amount required to pay taxes and the exercise price) are subject to a one-year transfer restriction.
The February 14, 2011, grant is the only prior stock option grant that was not fully vested by January 1, 2014, and as a result, is the only grant that resulted in an amount of compensation expense in 2014. All other stock option grants were fully vested at December 31, 2013, and as a result Citi will not incur any future compensation expense related to those grants.
Information with respect to stock option activity under Citigroup’s stock option programs for the years ended December 31, 2014, 2013 and 2012 is as follows:

	2014			2013			2012
	Options	Weighted- average exercise price	Intrinsic value per share	Options	Weighted- average exercise price	Intrinsic value per share	Options	Weighted- average exercise price	Intrinsic value per share
Outstanding, beginning of period	31,508,106	$50.72	$1.39	35,020,397	$51.20	$—	37,596,029	$69.60	$—
Forfeited	(28,257)	40.80	—	(50,914)	212.35	—	(858,906)	83.84	—
Expired	(602,093)	242.43	—	(86,964)	528.40	—	(1,716,726)	438.14	—
Exercised	(4,363,637)	40.82	11.37	(3,374,413)	40.81	9.54	—	—	—
Outstanding, end of period	26,514,119	$48.00	$6.11	31,508,106	$50.72	$1.39	35,020,397	$51.20	$—
Exercisable, end of period	26,514,119			30,662,588			32,973,444

The following table summarizes information about stock options outstanding under Citigroup’s stock option programs at December 31, 2014:

		Options outstanding		Options exercisable
Range of exercise prices	Number outstanding	Weighted-average contractual life remaining	Weighted-average exercise price	Number exercisable	Weighted-average exercise price
$29.70—$49.99 (1)	25,617,659	1.1 years	$42.87	25,617,659	$42.87
$50.00—$99.99	69,956	6.1 years	56.76	69,956	56.76
$100.00—$199.99	502,416	4.0 years	147.13	502,416	147.13
$200.00—$299.99	124,088	3.1 years	240.28	124,088	240.28
$300.00—$399.99	200,000	3.1 years	335.50	200,000	335.50
Total at December 31, 2014	26,514,119	1.2 years	$48.02	26,514,119	$48.02

(1)	A significant portion of the outstanding options are in the $40 to $45 range of exercise prices.

Profit Sharing Plan
The 2010 Key Employee Profit Sharing Plan (KEPSP) entitled participants to profit-sharing payments calculated with reference to the pretax income of Citicorp (as defined in the KEPSP) over a performance measurement period of January 1, 2010, through December 31, 2013. Generally, if a participant remained employed and all other conditions to vesting and payment were satisfied, the participant became entitled to payment. Payments were made in cash, except for U.K. participants who, pursuant to regulatory requirements, received 50% of their payment in Citigroup common stock that was subject to a six-month sale restriction.
Independent risk function employees were not eligible to participate in the KEPSP, as the independent risk function participates in the determination of whether payouts will be made under the KEPSP. Instead, they were eligible to receive deferred cash retention awards.

Other Variable Incentive Compensation
Citigroup has various incentive plans globally that are used to motivate and reward performance primarily in the areas of sales, operational excellence and customer satisfaction. Participation in these plans is generally limited to employees who are not eligible for discretionary annual incentive awards.

Summary
Except for awards subject to variable accounting, the total expense recognized for stock awards represents the grant date fair value of such awards, which is generally recognized as a charge to income ratably over the vesting period, other than for awards to retirement-eligible employees and immediately vested awards. Whenever awards are made or are expected to be made to retirement-eligible employees, the charge to income is accelerated based on when the applicable conditions to retirement eligibility were or will be met. If the employee is retirement eligible on the grant date, or the award is vested at grant date, the entire expense is recognized in the year prior to grant.
Recipients of Citigroup stock awards generally do not have any stockholder rights until shares are delivered upon vesting or exercise, or after the expiration of applicable required holding periods. Recipients of restricted or deferred stock awards and stock unit awards, however, may be entitled to receive dividends or dividend-equivalent payments during the vesting period. Recipients of restricted stock awards generally are entitled to vote the shares in their award during the vesting period. Once a stock award vests, the shares are freely transferable, unless they are subject to a restriction on sale or transfer for a specified period. Pursuant to a stock ownership commitment, certain executives have committed to holding most of their vested shares indefinitely.
All equity awards granted since April 19, 2005, have been made pursuant to stockholder-approved stock incentive plans that are administered by the Personnel and Compensation Committee of the Citigroup Board of Directors, which is composed entirely of independent non-employee directors.
At December 31, 2014, approximately 51.6 million shares of Citigroup common stock were authorized and available for grant under Citigroup’s 2014 Stock Incentive Plan, the only plan from which equity awards are currently granted.
The 2014 Stock Incentive Plan and predecessor plans permit the use of treasury stock or newly issued shares in connection with awards granted under the plans. Newly issued shares were distributed to settle the vesting of annual deferred stock awards in January 2012, 2013, 2014 and 2015. The use of treasury stock or newly issued shares to settle stock awards does not affect the compensation expense recorded in the Consolidated Statement of Income for equity awards.

Incentive Compensation Cost
The following table shows components of compensation expense, relating to the above incentive compensation programs, recorded during 2014, 2013 and 2012:

In millions of dollars	2014	2013	2012
Charges for estimated awards to retirement-eligible employees	$525	$468	$444
Amortization of deferred cash awards, deferred cash stock units and performance stock units	311	323	345
Immediately vested stock award expense (1)	51	54	60
Amortization of restricted and deferred stock awards (2)	668	862	864
Option expense	1	10	99
Other variable incentive compensation	803	1,076	670
Profit sharing plan	1	78	246
Total	$2,360	$2,871	$2,728

(1)
Represents expense for immediately vested stock awards that generally were stock payments in lieu of cash compensation. The expense is generally accrued as cash incentive compensation in the year prior to grant.

(2)	All periods include amortization expense for all unvested awards to non-retirement-eligible employees. Amortization is recognized net of estimated forfeitures of awards.

Future Expenses Associated with Outstanding (Unvested) Awards
Citi expects to record compensation expense in future periods as a result of awards granted for performance in 2014 and years prior. Because the awards contain service or other conditions that will be satisfied in the future, the expense of these already-granted awards is recognized over those future period(s). Citi's expected future expenses, excluding the impact of forfeitures, cancellations, clawbacks and repositioning-related accelerations that have not yet occurred, are summarized in the table below. The portion of these awards that is subject to variable accounting will cause the expense amount to fluctuate with changes in Citigroup’s common stock price.

In millions of dollars	2015	2016	2017	2018 and beyond(1)	Total(2)
Awards granted in 2014 and prior:
Deferred Stock Awards	$357	$204	$92	$6	$659
Deferred Cash Awards	232	123	51	3	409
Future expense related to awards already granted	$589	$327	$143	$9	$1,068
Future expense related to awards granted in 2015(3)	$400	$290	$188	$164	$1,042
Total	$989	$617	$331	$173	$2,110

(1)	Principally 2018.

(2)	$1.8 billion of which is attributable to ICG.

(3)	Refers to awards granted on or about February 16, 2015, as part Citi's discretionary annual incentive awards for services performed in 2014, and 2015 compensation allowances.